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     As filed with the Securities and Exchange Commission on January 9, 2001

                                                      Registration No. 333-46196
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                   POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-3
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                              --------------------

                       ADVANCED FIBRE COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                                   68-0277743
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)

                          1465 North McDowell Boulevard
                           Petaluma, California 94954
                                 (707) 794-7700
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                JOHN A. SCHOFIELD
                      President and Chief Executive Officer
                       ADVANCED FIBRE COMMUNICATIONS, INC.
                          1465 North McDowell Boulevard
                           Petaluma, California 94954
                                 (707) 794-7700
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:
                              BLAIR W. WHITE, ESQ.
                             Pillsbury Winthrop LLP
                                50 Fremont Street
                         San Francisco, California 94105

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         Termination of Registration. Advanced Fibre Communications, Inc. (the
"Registrant") hereby removes and withdraws from registration 585,289 shares of Common Stock, $.01 par value, of the Registrant. Such shares were unsold at the termination of the offering covered by this Registration Statement.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Petaluma, State of California, on January 9, 2001.

                                            ADVANCED FIBRE COMMUNICATIONS, INC.

                                       By:         JOHN A. SCHOFIELD*
                                          --------------------------------------
                                                   John A. Schofield
                                          President and Chief Executive Officer



         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities on January 9, 2001.

PRINCIPAL EXECUTIVE OFFICER AND DIRECTOR                        DIRECTORS

         JOHN A. SCHOFIELD*                          DONALD GREEN*
-------------------------------------     -------------------------------------
         John A. Schofield                           Donald Green
      Director, President and                    Chairman of the Board
      Chief Executive Officer

                                                 HERBERT M. DWIGHT, JR.*
                                          -------------------------------------
PRINCIPAL FINANCIAL OFFICER                      Herbert M. Dwight, Jr.

          KEITH E. PRATT*                           RUANN F. ERNST*
--------------------------------------    -------------------------------------
          Keith E. Pratt                            Ruann F. Ernst
Senior Vice President, Chief Financial
  Officer and Assistant Secretary                CLIFFORD H. HIGGERSON*
                                          -------------------------------------
                                                 Clifford H. Higgerson
PRINCIPAL ACCOUNTING OFFICER
                                                       DAN RASDAL*
      /s/ R. Leon Blackburn               -------------------------------------
--------------------------------------                 Dan Rasdal
          R. Leon Blackburn
         Vice President and                           ALEX SOZONOFF*
        Corporate Controller              -------------------------------------
                                                      Alex Sozonoff




 *By:        /s/ Amy M. Paul
      ---------------------------------
        Amy M. Paul, Attorney-in-Fact





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